SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 16, 2000


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-21930               77-0340829
 (State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS


     Reference is made to the press releases of BioSource International, Inc. (the "Registrant"), issued on November 16, 2000 and November 17, 2000 which contain information meeting the requirements of this Item 5. A copy of each press release is attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements. None.

(b)  Pro Forma Financial Information. None.

(c)  Exhibits.

     Exhibit 99.1 Press Release dated November 16, 2000 and announcing withdrawal of the Registrant's stock repurchase program.

     Exhibit 99.2 Press Release dated November 17, 2000 and announcing the sale of the Registrant's previous corporate headquarters.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 20, 2000                           BIOSOURCE INTERNATIONAL, INC.



                                            By:    /S/ CHARLES C. BEST
                                                -------------------------
                                                   Charles C. Best
                                                   Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE NUMBER

99.1           Press Release dated November 16, 2000,                    5
                      Announcing Withdrawal of
                      Stock Repurchase Program.

99.2           Press Release dated November 17, 2000,                    6
                      Announcing Sale of Previous
                      Corporate Headquarters.


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